                                                                EXHIBIT h(31)(e)



                                 AMENDMENT NO. 4
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware Trust, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company ("Life Company"), a Texas Life Insurance Company and American General Securities Incorporated ("AGSI"), and collectively (the "Parties") is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the parties desire to amend Schedule A of the Agreement to add the contracts of the Life Company relating to the Life Company's Platinum Investor III Flexible Premium Variable Life Insurance Policy, Form No. 00600, and Platinum Investor Survivor II Flexible Premium Variable Life Insurance Policy, Form No. 01206;

     WHEREAS, American General Distributors, Inc. ("AGDI") is a Delaware corporation and is registered as a broker-dealer under the 1934 Act and under any appropriate regulatory requirements of state law, and is a member in good standing of the NASD, and is an affiliate of AGSI and the Company;

     WHEREAS, the Life Company and AGDI have entered into a Distribution Agreement, dated November 1, 2000, which sets forth AGDI's duties as distributor of the Contracts and replaces the Distribution Agreement between the Life Company and AGSI; and

     WHEREAS, AGSI desires that AGDI replace AGSI as a party to the Agreement.

     NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

     1. Effective on the date of the Distribution Agreement between the Life Company and AGDI, indicated herein, AGDI will replace AGSI as a party to the Agreement. All the duties and responsibilities of AGSI shall become the duties and responsibilities of AGDI.

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


         FUNDS AVAILABLE UNDER                SEPARATE ACCOUNTS                 POLICIES/CONTRACTS FUNDED BY THE
             THE POLICIES                    UTILIZING SOME OR                         SEPARATE ACCOUNTS
                                             ALL OF THE FUNDS
AIM V.I. International Equity Fund     American General Life Insurance       -   Platinum Investor I Flexible Premium
AIM V.I. Value Fund                    Company Separate Account VL-R             Variable Life Insurance Policy
                                       Established: May 1, 1997                  -   Policy Form No. 97600

                                                                             -   Platinum Investor II Flexible Premium
                                                                                 Variable Life Insurance Policy
                                                                                 -   Policy Form No. 97610

                                                                             -   Corporate America - Variable Flexible
                                                                                 Premium Variable Life Insurance
                                                                                 -   Policy Form No. 99301

                                                                             -   Platinum Investor Survivor Last
                                                                                 Survivor Flexible Premium Variable Life
                                                                                 Insurance Policy
                                                                                 -   Policy Form No. 99206

                                                                             -   Platinum Investor Survivor II Last
                                                                                 Survivor Flexible Premium Variable Life
                                                                                 Insurance Policy
                                                                                 -   Policy Form No. 01206


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




         FUNDS AVAILABLE UNDER                   SEPARATE ACCOUNTS               POLICIES/CONTRACTS FUNDED BY THE
             THE POLICIES                        UTILIZING SOME OR                       SEPARATE ACCOUNTS
                                                 ALL OF THE FUNDS
              (CONT'D)                                (CONT'D)                              (CONT'D)
                                          American General Life Insurance
AIM V.I. International Equity Fund        Company Separate Account VL-R       -   Platinum Investor III Flexible Premium
AIM V.I. Value Fund                       Established: May 1, 1997                Variable Life Insurance Policy
                                                                                  -   Policy Form No. 00600


AIM V.I. Value Fund                                                           -   AG Legacy Plus Flexible Premium
                                                                                  Variable Life Insurance Policy
                                                                                  -   Policy Form No. 98615

AIM V.I. Capital Appreciation Fund                                            -   The One VUL Solution Flexible Premium
AIM V.I. Government Securities Fund                                               Variable Life Insurance Policy
AIM V.I. High Yield Fund                                                          -   Policy Form No. 99615
AIM V.I. International Equity Fund

AIM V.I. International Equity Fund                                            -   AG Legacy Plus Flexible Premium
                                                                                  Variable Life Insurance Policy
                                                                                  -   Policy Form No. 99616


AIM V.I. International Equity Fund        American General Life Insurance     -   Platinum Investor Variable Annuity
AIM V.I. Value Fund                       Company Separate Account D              -   Policy Form No. 98020
                                          Established: November 19, 1973

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:    November 1, 2000
               ----------------------------

                                           AIM VARIABLE INSURANCE FUNDS



Attest: /s/ Nancy L. Martin                By:  /s/ Robert H. Graham
      -------------------------------         -------------------------------
Name:   Nancy L. Martin                    Name:  Robert H. Graham
Title:  Assistant Secretary                Title: President


(SEAL)


                                           A I M DISTRIBUTORS, INC.



Attest: /s/ Nancy L. Martin                By:  /s/ Michael J. Cemo
      -------------------------------         -------------------------------
Name:   Nancy L. Martin                    Name:   Michael J. Cemo
Title:  Assistant Secretary                Title:  President


(SEAL)


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







                                           AMERICAN GENERAL LIFE INSURANCE
                                           COMPANY


Attest: /s/ Lauren W. Jones                By:   /s/ Don M. Ward
      -------------------------------         -------------------------------
Name:       Lauren W. Jones                Name:     Don M. Ward
      -------------------------------           -----------------------------
Title:      Assistant Secretary            Title:    Executive Vice President
      -------------------------------           -----------------------------



(SEAL)

                                           AMERICAN GENERAL DISTRIBUTORS, INC.


Attest: /s/ Cheryl J. Hemley               By:   /s/ ILLEGIBLE
      -------------------------------         -------------------------------
Name:       Cheryl J. Hemley               Name:     Illegible
      -------------------------------           -----------------------------
Title:      Assistant Secretary            Title:    Senior Vice President-
      -------------------------------                Compliance
                                                -----------------------------


(SEAL)




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